                              DERIVED INFORMATION

--------------------------------------------------------------------------------

                          [GREENPOINT FINANCIAL LOGO]

                        GREENPOINT MORTGAGE FUNDING, INC.

--------------------------------------------------------------------------------

                          $353,500,000 SECURITIES (+5%)

                    GREENPOINT HOME EQUITY LOAN TRUST 2000-2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       GREENPOINT MORTGAGE SECURITIES INC.
                                    (SPONSOR)

                        GREENPOINT MORTGAGE FUNDING, INC.
                              (SELLER AND SERVICER)

--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                    GREENPOINT HOME EQUITY LOAN TRUST 2000-2

-------------------------------------------------------------------------------------------------------------------
                                       TO 10% OPTIONAL REDEMPTION ("CALL")
-------------------------------------------------------------------------------------------------------------------
                                                        Est.     Est.        Expected     Stated       Expected
               Approx.                        Tsy.       WAL     Prin.         Final      Final        Ratings
  Class          Size       Group    Type     BMark     (yrs)  Window (mos)  Maturity   Maturity(1)  (S&P/Moody's)
A-1         $[275,831,000]    I    Flt - PT  1 m LI      2.79      1 - 79     4/15/07    8/15/26       AAA/Aaa
A-2          $[77,669,000]   II    Flt - PT  1 m LI      2.78      1 - 79     4/15/07    8/15/26       AAA/Aaa
----------- --------------- ------ --------- -------- ---------- ----------- ---------- ----------- ---------------

-------------------------------------------------------------------------------------------------------------------
                                                   TO MATURITY
-------------------------------------------------------------------------------------------------------------------
                                                        Est.     Est.        Expected     Stated       Expected
               Approx.                        Tsy.       WAL     Prin.         Final      Final        Ratings
  Class          Size       Group    Type     BMark     (yrs)  Window (mos)  Maturity   Maturity(1)  (S&P/Moody's)
A-1         $[275,831,000]    I    Flt - PT  1 m LI      2.96     1 - 153     6/15/13    8/15/26       AAA/Aaa
A-2          $[77,669,000]   II    Flt - PT  1 m LI      2.95      1 - 153    6/15/13    8/15/26       AAA/Aaa
----------- --------------- ------ --------- -------- ---------- ----------- ---------- ----------- ---------------

-------------------------------------------------------------------------------------------------------------------
                                                  PRICING SPEED
-------------------------------------------------------------------------------------------------------------------
Group I & II           40% CPR / 20% Constant Draw Rate ("CDR") for HELOC, 30% CPR for Closed-End loans
---------------------- --------------------------------------------------------------------------------------------

(1) THE STATED FINAL MATURITY DATE WITH RESPECT TO A CLASS OF CLASS A SECURITIES IS THE DATE WHICH IS THIRTEEN MONTHS AFTER THE DATE WHICH IS THE LATEST POSSIBLE MATURITY DATE OF A MORTGAGE LOAN IN THE RELATED POOL WHICH AMORTIZES ACCORDING TO ITS TERMS. ON THE STATED FINAL MATURITY DATE, HOLDERS OF SUCH CLASS A SECURITIES WILL BE ENTITLED TO RECEIVE A PAYMENT OF PRINCIPAL IN AN AMOUNT EQUAL TO THE OUTSTANDING PRINCIPAL BALANCE OF SUCH CLASS A SECURITIES.

     SEPARATE CLEAN UP CALLS EXIST FOR EACH GROUP.

     THE SPONSOR MAY EXERCISE ITS RIGHT TO REDEEM EITHER CLASS OF SECURITIES WHEN THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF THE RESPECTIVE CLASS OF SECURITIES IS EQUAL TO OR LESS THAN 10% OF THE ORIGINAL PRINCIPAL BALANCE OF SUCH CLASS OF SECURITIES.


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                SUMMARY OF TERMS




Issuer:                                GreenPoint Home Equity Loan Trust 2000-2

Seller and Master Servicer:            GreenPoint Mortgage Funding, Inc.

Sponsor:                               GreenPoint Mortgage Securities, Inc.

Indenture Trustee:                     Bank One, N.A.

Owner Trustee                          Wilmington Trust Company

Rating Agencies:                       S&P and Moody's

Underwriter:                           LEHMAN BROTHERS

Expected Pricing Date:                 Week of September [11], 2000

Expected Closing Date:                 September 26, 2000

Record Date:                           For Class A1, the last business day
                                       of the calendar month preceding the month in which the related Payment Date occurs.
                                       For Class A2, the last business day
                                       immediately preceding the related payment date.

Payment Date:                          15th of each month, or the next
                                       succeeding Business Date (First Payment
                                       Date: October 16, 2000)

Cut off Date:                          Close of business August 31, 2000

Delay Days:                            0 days

Day Count:                             Actual/360

Interest Accrual:                      Accrues from the last Payment Date (or in
                                       the case of the first Payment Date, the
                                       Closing Date) through the day preceding
                                       the current Payment Date

Clearing:                              DTC, Euroclear or Clearstream

Denomination:                          Minimum $1,000; increments of $1,000


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

SMMEA Eligibility:                     The Class A2 Securities are NOT expected
                                       to be SMMEA eligible

ERISA Eligibility:                     The Securities are expected to be ERISA
                                       eligible

Tax Structure:                         Debt for Federal income tax purposes.

Credit Enhancement:                    Financial Guaranty Insurance Company
                                       ("FGIC") will unconditionally guarantee
                                       timely payments of interest and ultimate payment of principal on the Securities.

                                       Freddie Mac will also guarantee the Class
                                       A1 Certificates.

                                       Excess Cashflow, as described herein.

                                       Overcollateralization and Limited
                                       Crosscollateralization, as described
                                       herein.

The Mortgage Loans:                    The loans will be divided into two loan
                                       groups. Loan Group I will include
                                       adjustable rate Home Equity Lines of
                                       Credit ("HELOC") and fixed rate Closed
                                       End Mortgages conforming to Freddie Mac's eligibility criteria. Substantially all of the HELOCs and the Closed End
                                       Mortgages will be secured by second liens on the related property.

                                       Loan Group II will include adjustable
                                       rate Home Equity Lines of Credit
                                       ("HELOC") and fixed rate Closed End
                                       Mortgages which do not conform to Freddie
                                       Mac's eligibility criteria. Substantially all of the HELOCs and the Closed End Mortgages will be secured by second liens on the related property.

                                       The Initial Group I aggregate loan
                                       balance is approximately $216,518,594.
                                       Approximately $[56,581,625] will be added prior to the pricing date resulting in a total balance of approximately $[273,100,219].

                                       The Initial Group II aggregate loan
                                       balance is approximately $60,967,482.
                                       Approximately $[15,932,299] will be added prior to the pricing date resulting in a total balance of approximately $[76,899,781].


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Overissuance:                          Initially the principal balance of the
                                       Class A Securities will be greater than
                                       the aggregate balances of the pools of
                                       underlying mortgage loans by
                                       approximately 1.00%.

Excess Cashflow:                       Until the Overissuance is paid down, 100%
                                       of excess cashflowgenerated by interest
                                       payments will be used as accelerated
                                       principal payments on the related Class A
                                       Securities. On the Distribution Date on
                                       which the overissuance is paid down, the Excess Spread Holiday (as described below) will commence and only a portion of the excess cashflow will be used as accelerated principal payment to create overcollateralization until the specified level of overcollateralization has been reached. After the Spread Holiday ends, 100% of excess cashflow generated by interest payments will be used as accelerated principal payments on the related Class A Securities to create overcollateralization until a specified level of overcollateralization (the
                                       "Specified Overcollateralization Amount") has been reached. The actual level of overcollateralization required on any date for either class of Class A
                                       Securities may decrease beginning on the payment date in October 2003.

                                       A RESERVE FUND will be created in the
                                       name of the Trustee, which will be used
                                       to deposit excess cashflow until certain specified levels of overcollateralization have been reached with respect to each pool. The level of overcollateralization required will be determined by FGIC and may decrease beginning on the payment date in October 2003.

Overcollateralization and Limited      Certain Excess Cashflow will be applied
Crosscollateralization:                as a payment of principal on the related
                                       Class of Class A Securities on each
                                       Payment Date to maintain the
                                       Overcollateralization Amount for such
                                       Class, or to increase it to the Specified
                                       Overcollateralization Amount.

                                       The Pooling Agreement permits Excess
                                       Cashflow not required to maintain or
                                       achieve the Specified
                                       Overcollateralization Amount of the
                                       related Class of Class A Securities to
                                       fund certain deficiencies with respect to the other Class of Class A Securities or to be applied to the funding of the Reserve Fund. Amounts on deposit in the Reserve Fund may be withdrawn therefrom and applied to fund any Interest Payment Amount, any Overcollateralization Deficit or any Reimbursement Amount with respect to any Payment Date.


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Demand Note:                           GreenPoint Bank will issue a Demand Note
                                       in favor of the Trust. The Demand Note
                                       will remain outstanding until the earlier of (i) the Distribution Date on which the Required Overcollateralization Amount has been reached with respect to each pool, or (ii) the 24th Distribution Date.

                                       To the extent a draw is required under
                                       the Demand Note, the Trustee
                                       will demand payment from GreenPoint Bank for deposit to the Trust. Draws will be made on a monthly basis to cover (i) interest shortfalls on the Securities, and (ii) losses not covered by excess cashflow in that period. In addition, the Demand Note will also be subject to a "Make-Whole" provision on the 24th Payment Date to cover any
                                       Overcollateralization Amount deficiency.

Excess Spread Holiday:                 For the 12 payment dates commencing
                                       Overissuance is paid off, 100% of the
                                       excess interest generated by during the
                                       period in which the the pools of
                                       underlying mortgage loans will be used to cover losses. However, only 33.33% of the remaining EXCESS CASHFLOW after covering losses will be used to build
                                       Overcollateralization. 66.67% of the
                                       remaining EXCESS CASHFLOW will be applied to the remaining items as set forth under "Priority of Payments" in the offering documents.

                                       This "Spread Holiday" will not continue
                                       past the 16th Payment Date under any
                                       circumstance.

Subordination of the Residual          The certificate representing the residual
Certificate:                           beneficial ownership interest in the
                                       underlying pools of mortgage loans will
                                       be subordinated to payments due on the
                                       Class A Securities. This subordination
                                       provides credit enhancement to the Class
                                       A Securities.

Maximum Rate:                          The Maximum Rate with respect to each
                                       class of Securities is equal to the
                                       weighted average of the Loan Rates of the respective pool's Mortgage Loans, assuming each HELOC loan is fully indexed, adjusted to reflect accrued interest calculated on an 30/360 basis, net of the Servicing Fee Rate, the Trustee Fee Rate and any applicable
                                       Insurer rates.

Security Rates:                        Class A-1: the lesser of (a) 1 mo Libor +
                                       [ ]% prior to the Optional Redemption
                                       Date, and 1 mo Libor + [ ]% for any
                                       Payment Date thereafter, subject to a cap of [15.50%], (the "Formula Rate"), and
                                       (b) the Maximum Rate.

                                       Class A-2: the lesser of (a) 1 mo Libor +
                                       [ ]% prior to the Optional Redemption
                                       Date, and 1 mo Libor + [ ]% for any
                                       Payment Date thereafter, subject to a cap of [15.50%] (the "Formula Rate"), and
                                       (b), the Maximum Rate.


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Deferred Interest:                     To the extent the respective Maximum Rate
  ("Catch-Up Interest")                is less than the respective Formula Rate
                                       on any Payment Date, the deficiency will be deferred ("DEFERRED INTEREST"). Such
                                       Deferred Interest will be reimbursed
                                       through distributions on following
                                       Payment Dates, to the extent of Available
                                       Funds as set forth under "Priority of
                                       Payments" in the offering documents.
                                       Neither the insurance policy nor the
                                       Freddie Mac guarantee will guarantee the payment of such Deferred Interest.


Amortization Periods:                  The allocation of principal collections
                                       is divided into two distinct periods: the Managed Amortization Period and the Rapid
                                       Amortization Period

Managed Amortization Period:           Begins on the first Payment Date and ends
                                       on the earlier of the 60th Payment Date
                                       or the Payment Date which immediately
                                       precedes.a Rapid Amortization Event.

Rapid Amortization Period:             Begins on the Payment Date immediately
                                       following the end of the Managed
                                       Amortization Period.

Optional Redemption:                   The sponsor may exercise its right to
                                       repurchase the mortgage loans with
                                       respect to a related group on any Payment
                                       Date on or after which the Principal
                                       Balance of the related class of
                                       Securities declines to 10% or less of the Principal Balance of that class of Securities as of the Closing Date. The right to repurchase is subject to certain conditions, including the consent of FGIC and Freddie Mac (if the redemption would result in a draw under the policy, or the Freddie Mac guarantee, respectively) and that no reimbursement be due to FGIC or Freddie Mac with respect to that class of Securities. If such an event occurs, security holders will receive a final distribution on such payment date.

Amendments to Credit Line              The Servicer may change the terms of the
  Agreements:                          Loan Agreements at any time provided that
                                       such changes (i) do not adversely affect the interest of the Securityholders or the Insurer, and (ii) are consistent with prudent business practice. Such modifications may include increases in the Credit Limit of the related HELOC
                                       Mortgage Loan or reductions to the Margin for such HELOC Mortgage Loan.


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Optional Removal of Mortgage Loans     On any Payment Date the Trust may
by the Trust:                          designate for removal certain Mortgage
                                       Loans without notice to the related
                                       Securityholders, subject to the following conditions as specified in the Sale and Servicing Agreement:

                                       (a)  The Overcollateralization amount
                                            exceeds the related Specified
                                            Overcollateralization Amount,

                                       (b)  The Trust shall have delivered to
                                            the Trustee a Mortgage Loan Schedule
                                            containing a list of all Mortgage
                                            Loans remaining after such removal,

                                       (c)  The Trust shall represent and
                                            warrant that no selection procedures
                                            which the Trust reasonably believes
                                            are adverse to the interests of the
                                            Securityholders, the Insurer, or
                                            (with respect to Class A1 only)
                                            Freddie Mac, were used by the Trust
                                            in selecting such loans,

                                       (d)  The Rating Agencies shall have been
                                            notified of the proposed removal,
                                            and in writing, notified the
                                            Trustee, Insurer, and (with respect
                                            to the Class A1 only) Freddie Mac,
                                            that such removal would not result
                                            in a reduction or withdrawal of
                                            ratings assigned to the related
                                            Class A Securities without regard to
                                            the policy,

                                       (e)  The proposed removal shall not cause
                                            a Rapid Amortization Event to occur,

                                       (f)  The Rapid Amortization Period shall
                                            not have commenced, and

                                       (g) The Trust shall have delivered to the
                                           Trustee and the Insurer an officer's
                                           certificate conforming the conditions
                                           set forth above.


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Principal:                             Excluding any Rapid Amortization Events,
                                       the allocation of principal collections
                                       to the Securities are divided into two
                                       distinct periods: the Managed
                                       Amortization Period and the Rapid
                                       Amortization Period. With respect to each Payment Date and Class of Securities, holders of Securities with respect to a group of mortgage loans will receive the "PRINCIPAL PAYMENT AMOUNT," which shall equal the positive difference of (a) the Maximum Principal Payment and (b) the amount by which the overcollateralization amount exceeds the Specified
                                       Overcollateralization (the
                                       "Overcollateralization Reduction
                                       Amount"), if any, in each case, with
                                       respect to such Payment Date and such
                                       Class.

                                        (A)       During the Managed
                                                  Amortization Period, the
                                                  "MAXIMUM PRINCIPAL PAYMENT"
                                                  shall equal the "Net Principal
                                                  Collections" with respect to
                                                  such Payment Date and Loan
                                                  Group.

                                        (B)       During the Rapid Amortization
                                                  Period, the "MAXIMUM PRINCIPAL
                                                  PAYMENT" shall equal the
                                                  Principal Collections with
                                                  respect to such Payment Date
                                                  and Loan Group.

                                        (C)       "NET PRINCIPAL COLLECTIONS"
                                                  shall equal the positive
                                                  difference of (x) the
                                                  Principal Collections with
                                                  respect to such Payment Date
                                                  and such Pool and (y) the
                                                  aggregate principal amount of
                                                  all Additional Balances (draws
                                                  upon home equity lines of
                                                  credit mortgage loans) with
                                                  respect to such Pool arising
                                                  during the Collection Period
                                                  related to such Payment Date.

Accelerated Principal:

                                       With respect to each Class of Class A
                                       Securities and the related Pool, on any
                                       Payment Date where Excess Cashflow
                                       exists, such amount will be distributed
                                       to pay the principal balance of that
                                       Class to the extent required to increase the Overcollateralization Amount to the related Specified Overcollateralization
                                       Amount applicable to such Payment Date.
                                       The amount of such Excess Cashflow so
                                       applied will be limited during the Excess
                                       Spread Holiday.


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Rapid Amortization Event:              (i)   The failure of the Trust, the
                                             Company, the Sponsor or the
                                             Servicer to make certain required
                                             payments within two Business Days
                                             after notification, or to observe
                                             or perform certain other covenants
                                             which continue unremedied for a
                                             period of 60 days after written
                                             notification;

                                       (ii)  The failure of the Trust, the
                                             Company, the Servicer, or the
                                             Sponsor to remedy the breach of
                                             certain representations and
                                             warranties within 60 days of
                                             written notice, provided that
                                             with respect to any representation
                                             or warranty for a Mortgage Loan in
                                             the related pool purchased during
                                             such period (or within an
                                             additional 60 days with the
                                             consent of the Trustee and the
                                             Insurer), a Rapid Amortization
                                             Event shall not be deemed to occur;

                                       (iii) The occurrence of certain events
                                             bankruptcy, insolvency or
                                             receivership relating to the
                                             Sponsor, the Company or the Trust;

                                       (iv)  The Trust becomes subject to the
                                             Investment Company Act of 1940;

                                       (v)   Aggregate cumulative principal
                                             balance of draws of either group
                                             under the Policy exceeds 1% of the
                                             related Pool Balance as of the
                                             Cut-Off Date; and

                                       (vi)  A default in the payment of any
                                             interest, principal, or installment
                                             of pricipal on the related
                                             Securities, either and such default
                                             continues for a period of five
                                             Business Days.

                                       The occurrence of a Rapid Amortization
                                       Event with respect to a Class of Class A
                                       Securities will not cause a Rapid
                                       Amortization Event with repsect to the
                                       other Class of Class A Securities unless the same event of circumstance is a Rapid Amortization Event with respect to both Classes.


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Servicer Advances:                    The Servicer:

                                      (1)  pays all out-of-pocket expenses to
                                           service these loans; and

                                      (2)  will receive all assumption fees,
                                           late payment charges and other fees
                                           and charges, to the extent collected
                                           from borrowers, as additional
                                           servicing compensation.


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                     WEIGHTED AVERAGE LIFE (1) AND MATURITY
                 SENSITIVITY OF THE NOTES TO PAYMENTS AND DRAWS

                           (ASSUMES 10% CLEAN UP CALL)

    PREPAYMENT SPEEDS (EXPRESSED AS % CPR FOR HELOCS AND FOR CLOSED-END LOANS)

    CLASS A-1
----------------  ------- -------  ---------- -------  ------- ----------  ------- ------  ----------
  % CPR HELLOC                25%                          30%                         40%
----------------  -------------------------------------------------------- ---------------------------
% CPR CLOSED END              10%                          20%                         30%
----------------  -------------------------------------------------------- ---------------------------
  CONSTANT DRAW     WAL    WINDOW   EXPECTED     WAL    WINDOW   EXPECTED    WAL    WINDOW   EXPECTED
  RATE (% CDR)     (YRS)  (MONTHS) FINAL MAT.   (YRS)  (MONTHS) FINAL MAT.  (YRS) (MONTHS)  FINAL MAT.
----------------  ------- -------  ---------- -------  ------- ----------  ------- ------  ----------
       15%          5.19   1-135    12/15/11    3.81    1-104    05/15/09    2.44   1-73     10/15/06
       20%          6.22   1-146    11/15/12    4.51    1-113    02/15/10    2.79   1-79     04/15/07
       25%          7.63   1-157    10/15/13    5.46    1-123    12/15/10    3.24   1-86     11/15/07
----------------  ------- -------  ---------- -------  ------- ----------  ------- ------  ----------

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

    CLASS A-1
----------------  ------- ------  ---------- -------  ------ ----------
  % CPR HELLOC                45%                        50%
----------------  ------------------------------------------------------
% CPR CLOSED END              40%                        50%
----------------  ------------------------------------------------------
  CONSTANT DRAW     WAL    WINDOW  EXPECTED     WAL   WINDOW   EXPECTED
  RATE (% CDR)     (YRS) (MONTHS) FINAL MAT.   (YRS) (MONTHS) FINAL MAT.
----------------  ------- ------  ---------- -------  ------ ----------
       15%          1.97   1-61   10/15/05    1.60     1-50    11/15/04
       20%          2.22   1-67   04/15/06    1.79     1-56    05/15/05
       25%          2.55   1-73   10/15/06    2.04     1-63    12/15/05
----------------  ------- ------  ---------- -------  ------ ----------

    CLASS A-2
----------------  ------- -------  ---------- -------  ------- ----------  ------- ------  ----------
  % CPR HELLOC                25%                          30%                         40%
----------------  -------------------------------------------------------- ---------------------------
% CPR CLOSED END              10%                          20%                         30%
----------------  -------------------------------------------------------- ---------------------------
  CONSTANT DRAW     WAL    WINDOW   EXPECTED     WAL    WINDOW   EXPECTED    WAL    WINDOW   EXPECTED
  RATE (% CDR)     (YRS)  (MONTHS) FINAL MAT.   (YRS)  (MONTHS) FINAL MAT.  (YRS) (MONTHS)  FINAL MAT.
----------------  ------- -------  ---------- -------  ------- ----------  ------- ------  ----------
       15%          5.20    1-136   01/15/12    3.81     1-104   05/15/09    2.44    1-73   10/15/06
       20%          6.21    1-146   11/15/12    4.50     1-113   02/15/10    2.78    1-79   04/15/07
       25%          7.60    1-157   10/15/13    5.43     1-123   12/15/10    3.23    1-86   11/15/07
----------------  ------- -------  ---------- -------  ------- ----------  ------- ------  ----------

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

    CLASS A-2
----------------  ------- ------  ---------- -------  ------ ----------
  % CPR HELLOC                45%                        50%
----------------  ------------------------------------------------------
% CPR CLOSED END              40%                        50%
----------------  ------------------------------------------------------
  CONSTANT DRAW     WAL    WINDOW  EXPECTED     WAL   WINDOW   EXPECTED
  RATE (% CDR)     (YRS) (MONTHS) FINAL MAT.   (YRS) (MONTHS) FINAL MAT.
----------------  ------- ------  ---------- -------  ------ ----------
       15%          1.96    1-61   10/15/05    1.60    1-50    11/15/04
       20%          2.21    1-67   04/15/06    1.78    1-56    05/15/05
       25%          2.54    1-73   10/15/06    2.03    1-63    12/15/05
----------------  ------- ------  ---------- -------  ------ ----------

(1) The weighted average life of each of the Securities is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the Original Security Principal Balance

     Assuming a settlement date of September 22, 2000.


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                     WEIGHTED AVERAGE LIFE (1) AND MATURITY
           SENSITIVITY OF THE NOTES TO PAYMENTS AND DRAWS (CONTINUED)

                           (ASSUMES NO CLEAN UP CALL)

    PREPAYMENT SPEEDS (EXPRESSED AS % CPR FOR HELOCS AND FOR CLOSED-END LOANS)

----------------  -------------------------------------------------------- ----------------------------
    CLASS A-1
----------------  -------------------------------------------------------- ----------------------------
  % CPR HELLOC                25%                          30%                         40%
----------------  -------------------------------------------------------- ----------------------------
% CPR CLOSED END              10%                          20%                         30%
----------------  -------------------------------------------------------- ----------------------------
  CONSTANT DRAW     WAL    WINDOW   EXPECTED     WAL    WINDOW   EXPECTED    WAL    WINDOW    EXPECTED
  RATE (% CDR)     (YRS)  (MONTHS) FINAL MAT.   (YRS)  (MONTHS) FINAL MAT.  (YRS)  (MONTHS)  FINAL MAT.
----------------  ------- -------  ---------- -------  ------- ----------  ------- -------  ----------
       15%          5.42    1-183   12/15/15    4.05    1-178    07/15/15    2.61    1-147    12/15/12
       20%          6.41    1-196   01/15/17    4.74    1-179    08/15/15    2.96    1-153    06/15/13
       25%          7.77    1-209   02/15/18    5.67    1-180    09/15/15    3.42    1-159    12/15/13
----------------  ------- -------  ---------- -------  ------- ----------  ------- -------  ----------

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

----------------  --------------------------------------------------------
    CLASS A-1
----------------  --------------------------------------------------------
  % CPR HELLOC                45%                          50%
----------------  --------------------------------------------------------
% CPR CLOSED END              40%                          50%
----------------  --------------------------------------------------------
  CONSTANT DRAW     WAL    WINDOW   EXPECTED     WAL    WINDOW   EXPECTED
  RATE (% CDR)     (YRS)  (MONTHS) FINAL MAT.   (YRS)  (MONTHS) FINAL MAT.
----------------  ------- -------  ---------- -------  ------- ----------
       15%          2.11    1-123   12/15/10    1.74    1-105   06/15/09
       20%          2.37    1-129   06/15/11    1.92    1-110   11/15/09
       25%          2.69    1-135   12/15/11    2.16    1-116   05/15/10
----------------  ------- -------  ---------- -------  ------- ----------

----------------  -------------------------------------------------------- ----------------------------
    CLASS A-2
----------------  -------------------------------------------------------- ----------------------------
  % CPR HELLOC                25%                          30%                         40%
----------------  -------------------------------------------------------- ----------------------------
% CPR CLOSED END              10%                          20%                         30%
----------------  -------------------------------------------------------- ----------------------------
  CONSTANT DRAW     WAL    WINDOW   EXPECTED     WAL    WINDOW   EXPECTED    WAL    WINDOW    EXPECTED
  RATE (% CDR)     (YRS)  (MONTHS) FINAL MAT.   (YRS)  (MONTHS) FINAL MAT.  (YRS)  (MONTHS)  FINAL MAT.
----------------  ------- -------  ---------- -------  ------- ----------  ------- -------  ----------
       15%          5.42    1-180   09/15/15    4.05    1-178    07/15/15    2.61   1-147     12/15/12
       20%          6.40    1-180   09/15/15    4.73    1-178    07/15/15    2.95   1-153     06/15/13
       25%          7.74    1-184   01/15/16    5.65    1-178    07/15/15    3.40   1-159     12/15/13
----------------  ------- -------  ---------- -------  ------- ----------  ------- -------  ----------

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

----------------  --------------------------------------------------------
    CLASS A-2
----------------  --------------------------------------------------------
  % CPR HELLOC                45%                          50%
----------------  --------------------------------------------------------
% CPR CLOSED END              40%                          50%
----------------  --------------------------------------------------------
  CONSTANT DRAW     WAL    WINDOW   EXPECTED     WAL    WINDOW   EXPECTED
  RATE (% CDR)     (YRS)  (MONTHS) FINAL MAT.   (YRS)  (MONTHS) FINAL MAT.
----------------  ------- -------  ---------- -------  ------- ----------
       15%          2.11    1-123   12/15/10    1.74    1-105    06/15/09
       20%          2.36    1-129   06/15/11    1.92    1-110    11/15/09
       25%          2.68    1-135   12/15/11    2.15    1-116    05/15/10
----------------  ------- -------  ---------- -------  ------- ----------

(1) The weighted average life of each of the Securities is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the Original Security Principal Balance. Assuming a settlement date of September 22, 2000.


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          GROUP I MAXIMUM RATE SCHEDULE

  Assuming the Pricing Speed with the Prime Rate equal to 9.50%, and interest accrues on a 30/360 basis.

--------  ----------------               --------  ----------------
Period    Maximum Rate (%)               Period    Maximum Rate (%)
--------  ----------------               --------  ----------------
     1         11.653                        31         11.164
--------  ----------------               --------  ----------------
     2         11.653                        32         11.164
--------  ----------------               --------  ----------------
     3         11.654                        33         11.164
--------  ----------------               --------  ----------------
     4         11.654                        34         11.165
--------  ----------------               --------  ----------------
     5         11.654                        35         11.165
--------  ----------------               --------  ----------------
     6         11.655                        36         11.165
--------  ----------------               --------  ----------------
     7         11.655                        37         11.166
--------  ----------------               --------  ----------------
     8         11.656                        38         11.166
--------  ----------------               --------  ----------------
     9         11.656                        39         11.166
--------  ----------------               --------  ----------------
    10         11.656                        40         11.167
--------  ----------------               --------  ----------------
    11         11.657                        41         11.167
--------  ----------------               --------  ----------------
    12         11.657                        42         11.167
--------  ----------------               --------  ----------------
    13         11.157                        43         11.168
--------  ----------------               --------  ----------------
    14         11.158                        44         11.168
--------  ----------------               --------  ----------------
    15         11.158                        45         11.168
--------  ----------------               --------  ----------------
    16         11.158                        46         11.169
--------  ----------------               --------  ----------------
    17         11.159                        47         11.169
--------  ----------------               --------  ----------------
    18         11.159                        48         11.169
--------  ----------------               --------  ----------------
    19         11.159                        49         11.169
--------  ----------------               --------  ----------------
    20         11.160                        50         11.170
--------  ----------------               --------  ----------------
    21         11.160                        51         11.170
--------  ----------------               --------  ----------------
    22         11.161                        52         11.170
--------  ----------------               --------  ----------------
    23         11.161                        53         11.171
--------  ----------------               --------  ----------------
    24         11.161                        54         11.171
--------  ----------------               --------  ----------------
    25         11.162                        55         11.171
--------  ----------------               --------  ----------------
    26         11.162                        56         11.172
--------  ----------------               --------  ----------------
    27         11.162                        57         11.172
--------  ----------------               --------  ----------------
    28         11.163                        58         11.172
--------  ----------------               --------  ----------------
    29         11.163                        59         11.173
--------  ----------------               --------  ----------------
    30         11.163                        60         11.173
--------  ----------------               --------  ----------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                         GROUP II MAXIMUM RATE SCHEDULE

  Assuming the Pricing Speed with the Prime Rate equal to 9.50%, and interest accrues on a 30/360 basis.

--------  ----------------              --------  ----------------
Period    Maximum Rate (%)              Period    Maximum Rate (%)
--------  ----------------              --------  ----------------
     1         11.719                       31         11.233
--------  ----------------              --------  ----------------
     2         11.719                       32         11.233
--------  ----------------              --------  ----------------
     3         11.720                       33         11.233
--------  ----------------              --------  ----------------
     4         11.720                       34         11.234
--------  ----------------              --------  ----------------
     5         11.721                       35         11.234
--------  ----------------              --------  ----------------
     6         11.721                       36         11.235
--------  ----------------              --------  ----------------
     7         11.722                       37         11.235
--------  ----------------              --------  ----------------
     8         11.722                       38         11.236
--------  ----------------              --------  ----------------
     9         11.723                       39         11.236
--------  ----------------              --------  ----------------
    10         11.723                       40         11.236
--------  ----------------              --------  ----------------
    11         11.724                       41         11.237
--------  ----------------              --------  ----------------
    12         11.724                       42         11.237
--------  ----------------              --------  ----------------
    13         11.225                       43         11.238
--------  ----------------              --------  ----------------
    14         11.225                       44         11.238
--------  ----------------              --------  ----------------
    15         11.225                       45         11.238
--------  ----------------              --------  ----------------
    16         11.226                       46         11.239
--------  ----------------              --------  ----------------
    17         11.226                       47         11.239
--------  ----------------              --------  ----------------
    18         11.227                       48         11.240
--------  ----------------              --------  ----------------
    19         11.227                       49         11.240
--------  ----------------              --------  ----------------
    20         11.228                       50         11.240
--------  ----------------              --------  ----------------
    21         11.228                       51         11.241
--------  ----------------              --------  ----------------
    22         11.229                       52         11.241
--------  ----------------              --------  ----------------
    23         11.229                       53         11.242
--------  ----------------              --------  ----------------
    24         11.229                       54         11.242
--------  ----------------              --------  ----------------
    25         11.230                       55         11.242
--------  ----------------              --------  ----------------
    26         11.230                       56         11.243
--------  ----------------              --------  ----------------
    27         11.231                       57         11.243
--------  ----------------              --------  ----------------
    28         11.231                       58         11.244
--------  ----------------              --------  ----------------
    29         11.232                       59         11.234
--------  ----------------              --------  ----------------
    30         11.232                       60         11.244
--------  ----------------              --------  ----------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Initial Group I CONFORMING HELOC / CLOSED END FRMS
                         Are listed below as of 8/31/00

TOTAL NUMBER OF LOANS                            4,354

TOTAL OUTSTANDING LOAN BALANCE         $216,518,594.36

HELOC % / CLOSED END %                 86.65% / 13.35%

BALLOON % - CLOSED END                          52.49%

AVERAGE DRAWN AMOUNT - HELOC                   $51,347          $0 to $280,197

AVERAGE CREDIT LIMIT - HELOC                   $66,546      $7,500 to $316,000

WA CREDIT UTILIZATION RATIO - HELOC             77.48%           0% to 100.00%

CURRENT OVERALL WA COUPON                       9.236%       2.500% to 16.250%

FULLY INDEXED OVERALL WA COUPON                12.042%       9.500% to 17.500%

WA COUPON - CLOSED END                         12.008%

WA MARGIN                                       2.934%        0.000% to 8.000%

LIFE CAP - HELOC                               18.000%

WA MONTHS TO NEXT RATE ADJUSTMENT                    2

WA LOAN AGE (MONTHS)                                 2                 0 to 20

WA REMAINING TERM (MONTHS)                         199              120 to 300

WA CLTV                                         81.56%        5.52% to 100.06%

WA FICO                                            697              598 to 813

WA JUNIOR MORTGAGE RATIO                        24.42%         3.72% to 90.08%

LIEN POSITION (FIRST/SECOND)            1.99% / 98.01%

PROPERTY TYPE

       SINGLE FAMILY                            72.28%
       PUD                                      15.00%
       CONDO                                     8.02%
       DUPLEX                                    2.89%
       3 FAMILY                                  1.12%
       4 FAMILY                                  0.70%

OCCUPANCY STATUS

       PRIMARY                                 100.00%


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                           GROUP I COLLATERAL SUMMARY

Collateral statistics for the Initial Group I CONFORMING HELOC / CLOSED END FRMS
                                  (Continued)

LOAN DOCUMENTATION

       NO INCOME VERIFICATION                                         62.28%
       FULL                                                           33.68%
       NO RATIO                                                        3.94%
       NO INCOME/NO ASSET                                              0.10%
       NO INCOME, EMPLOYMENT, OR ASSET VERIFICATION                    0.00%

LOAN PURPOSE

       CASH OUT REFINANCE                                             77.51%
       PURCHASE                                                       20.89%
       RATE/TERM REFINANCE                                             1.60%

GEOGRAPHIC DISTRIBUTION

other states account individually for less than             CA        75.57%
5% of pool balance


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                           GROUP I COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                                    PRODUCT - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
                               MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
HELOC                            3,654               187,620,427.58                 86.65
Closed End                         700                28,898,166.78                 13.35
---------------------------------------------------------------------------------------------
TOTAL:                           4,354               216,518,594.36                100.00
---------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                        OUTSTANDING PRINCIPAL BALANCES - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
($)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
0.00                               10                         0.00                  0.00
0.01 - 2,500.00                    57                    88,662.40                  0.04
2,500.01 - 5,000.00                47                   175,856.32                  0.08
5,000.01 - 7,500.00                44                   271,279.08                  0.13
7,500.01 - 10,000.00               73                   689,916.33                  0.32
10,000.01 - 15,000.00             271                 3,468,591.73                  1.60
15,000.01 - 20,000.00             359                 6,391,600.97                  2.95
20,000.01 - 30,000.00             792                19,877,390.32                  9.18
30,000.01 - 40,000.00             603                21,176,317.00                  9.78
40,000.01 - 50,000.00             660                30,538,004.68                 14.10
50,000.01 - 60,000.00             287                15,982,782.74                  7.38
60,000.01 - 70,000.00             241                15,752,250.94                  7.28
70,000.01 - 80,000.00             193                14,548,566.90                  6.72
80,000.01 - 90,000.00             122                10,452,259.94                  4.83
90,000.01 - 100,000.00            255                24,933,017.43                 11.52
100,000.01 - 150,000.00           214                27,180,823.60                 12.55
150,000.01 - 200,000.00            92                16,830,950.31                  7.77
200,000.01 - 250,000.00            33                 7,880,126.67                  3.64
250,000.01 - 300,000.00             1                   280,197.00                  0.13
---------------------------------------------------------------------------------------------
TOTAL:                          4,354               216,518,594.36                100.00
---------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                           GROUP I COLLATERAL SUMMARY


---------------------------------------------------------------------------------------------
                                CURRENT LOAN RATES - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(%)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
2.001 - 2.500                       1                    32,000.00                  0.01
4.001 - 4.500                       2                    80,999.50                  0.04
5.001 - 5.500                       1                    56,878.74                  0.03
5.501 - 6.000                   1,998               103,427,223.54                 47.77
6.001 - 6.500                       2                    49,256.48                  0.02
8.001 - 8.500                       2                    98,865.86                  0.05
8.501 - 9.000                       2                    79,651.12                  0.04
9.001 - 9.500                     238                10,779,472.24                  4.98
9.501 - 10.000                     88                 4,484,006.54                  2.07
10.001 - 10.500                   136                 5,728,678.19                  2.65
10.501 - 11.000                   127                 5,891,548.11                  2.72
11.001 - 11.500                   107                 5,718,685.70                  2.64
11.501 - 12.000                   186                11,563,439.51                  5.34
12.001 - 12.500                   280                14,293,682.74                  6.60
12.501 - 13.000                   256                10,297,537.93                  4.76
13.001 - 13.500                   280                13,137,656.63                  6.07
13.501 - 14.000                   389                17,591,168.99                  8.12
14.001 - 14.500                   221                11,386,430.47                  5.26
14.501 - 15.000                    32                 1,514,826.81                  0.70
15.001 - 15.500                     4                   221,554.85                  0.10
15.501 - 16.000                     1                    24,644.87                  0.01
16.001 - 16.500                     1                    60,385.54                  0.03
---------------------------------------------------------------------------------------------
TOTAL:                          4,354               216,518,594.36                100.00
---------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                           GROUP I COLLATERAL SUMMARY

----------------------------------------------------------------------------------------------
                                ORIGINAL TERMS - MORTGAGE LOANS
----------------------------------------------------------------------------------------------
(MONTHS)                        MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------
120                                  2                    60,856.10                0.03
180                              3,554               178,205,485.16               82.30
300                                798                38,252,253.10               17.67
----------------------------------------------------------------------------------------------
TOTAL:                           4,354               216,518,594.36              100.00
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                   MONTHS REMAINING TO SCHEDULED MATURITY - MORTGAGE LOANS
----------------------------------------------------------------------------------------------
(MONTHS)                        MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------
109 - 120                            2                    60,856.10                0.03
157 - 168                            1                    27,529.86                0.01
169 - 180                        3,553               178,177,955.30               82.29
289 - 300                          798                38,252,253.10               17.67
----------------------------------------------------------------------------------------------
TOTAL:                           4,354               216,518,594.36              100.00
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                   LOAN AGE - MORTGAGE LOANS
----------------------------------------------------------------------------------------------
(MONTHS)                        MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------
0                                1,722                82,191,394.28                37.96
1 - 12                           2,631               134,299,670.22                62.03
13 - 24                              1                    27,529.86                 0.01
----------------------------------------------------------------------------------------------
TOTAL:                           4,354               216,518,594.36               100.00
----------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                           GROUP I COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                        COMBINED LOAN-TO-VALUE RATIO - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(%)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
5.01 - 10.00                         2                    39,936.13                 0.02
10.01 - 15.00                        5                   203,681.55                 0.09
15.01 - 20.00                       10                   453,455.98                 0.21
20.01 - 25.00                       13                   587,292.95                 0.27
25.01 - 30.00                       16                 1,177,453.99                 0.54
30.01 - 35.00                       27                 1,686,525.38                 0.78
35.01 - 40.00                       22                 1,044,425.80                 0.48
40.01 - 45.00                       24                 1,350,711.77                 0.62
45.01 - 50.00                       56                 3,576,468.07                 1.65
50.01 - 55.00                       77                 3,830,369.17                 1.77
55.01 - 60.00                       81                 4,878,120.17                 2.25
60.01 - 65.00                      113                 7,171,531.72                 3.31
65.01 - 70.00                      179                11,018,518.76                 5.09
70.01 - 75.00                      254                14,948,725.50                 6.90
75.01 - 80.00                      724                41,694,373.38                19.26
80.01 - 85.00                      293                16,315,798.90                 7.54
85.01 - 90.00                    1,141                49,754,462.81                22.98
90.01 - 95.00                    1,057                45,235,382.00                20.89
95.01 - 100.00                     258                11,439,280.33                 5.28
100.01 - 105.00                      2                   112,080.00                 0.05
---------------------------------------------------------------------------------------------
TOTAL:                           4,354               216,518,594.36               100.00
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                LIEN POSITION - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(%)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
1st Lien                            70                 4,301,027.34                 1.99
2nd Lien                         4,284               212,217,567.02                98.01
---------------------------------------------------------------------------------------------
TOTAL:                           4,354               216,518,594.36               100.00
---------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                           GROUP I COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                         JUNIOR MORTGAGE RATIO - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(%)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
0.001 - 5.000                        7                   327,279.04                 0.15
5.001 - 10.000                     204                 5,798,282.39                 2.73
10.001 - 15.000                    940                32,971,501.77                15.54
15.001 - 20.000                  1,128                47,375,608.59                22.32
20.001 - 25.000                    803                40,710,540.94                19.18
25.001 - 30.000                    479                30,744,862.83                14.49
30.001 - 35.000                    305                20,951,504.33                 9.87
35.001 - 40.000                    169                13,083,187.60                 6.16
40.001 - 45.000                    106                 8,018,248.73                 3.78
45.001 - 50.000                     57                 4,859,287.58                 2.29
50.001 - 55.000                     34                 2,694,254.67                 1.27
55.001 - 60.000                     16                 1,572,403.07                 0.74
60.001 - 65.000                     11                 1,085,143.20                 0.51
65.001 - 70.000                     11                   702,316.14                 0.33
70.001 - 75.000                      7                   822,225.47                 0.39
80.001 - 85.000                      1                   109,738.82                 0.05
85.001 - 90.000                      5                   300,720.67                 0.14
90.001 - 95.000                      1                    90,461.18                 0.04
---------------------------------------------------------------------------------------------
TOTAL:                           4,284               212,217,567.02               100.00
---------------------------------------------------------------------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                           GROUP I COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                            CREDIT LIMITS - HELOC MORTGAGE LOANS
---------------------------------------------------------------------------------------------
($)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
0.01 - 10,000.00                    30                   278,709.77                 0.15
10,000.01 - 20,000.00              314                 4,699,042.19                 2.50
20,000.01 - 30,000.00              521                11,914,299.68                 6.35
30,000.01 - 40,000.00              417                12,614,392.54                 6.72
40,000.01 - 50,000.00              698                26,564,511.38                14.16
50,000.01 - 60,000.00              196                 9,536,198.93                 5.08
60,000.01 - 70,000.00              211                11,617,337.51                 6.19
70,000.01 - 80,000.00              201                12,162,039.42                 6.48
80,000.01 - 90,000.00              102                 6,961,222.62                 3.71
90,000.01 - 100,000.00             507                34,400,022.67                18.33
100,000.01 - 150,000.00            225                23,925,388.39                12.75
150,000.01 - 200,000.00            167                21,280,427.24                11.34
200,000.01 - 250,000.00             62                10,993,161.03                 5.86
250,000.01 - 300,000.00              2                   393,477.21                 0.21
300,000.01 - 350,000.00              1                   280,197.00                 0.15
---------------------------------------------------------------------------------------------
TOTAL:                           3,654               187,620,427.58               100.00
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                    CREDIT LIMIT UTILIZATION RATES - HELOC MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(%)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
0.00                                10                         0.00                  0.00
0.01 - 10.00                       122                   476,268.81                  0.25
10.01 - 20.00                       81                 1,049,046.37                  0.56
20.01 - 30.00                       99                 2,000,677.52                  1.07
30.01 - 40.00                      131                 3,663,792.79                  1.95
40.01 - 50.00                      150                 5,184,492.01                  2.76
50.01 - 60.00                      160                 7,346,598.34                  3.92
60.01 - 70.00                      192                 8,821,919.01                  4.70
70.01 - 80.00                      192                10,762,774.63                  5.74
80.01 - 90.00                      230                13,612,616.26                  7.26
90.01 - 100.00                   2,287               134,702,241.84                 71.80
---------------------------------------------------------------------------------------------
TOTAL:                           3,654               187,620,427.58                100.00
---------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                           GROUP I COLLATERAL SUMMARY


---------------------------------------------------------------------------------------------
                                MARGINS - HELOC MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(%)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
0.000                              529                23,647,793.13                12.60
0.001 - 0.250                       12                   482,710.03                 0.26
0.251 - 0.500                      108                 4,851,965.77                 2.59
0.501 - 0.750                       12                   709,597.04                 0.38
0.751 - 1.000                      151                 7,290,657.41                 3.89
1.001 - 1.250                        5                   188,524.81                 0.10
1.251 - 1.500                       94                 4,809,387.18                 2.56
1.501 - 1.750                       65                 3,129,529.31                 1.67
1.751 - 2.000                       51                 3,587,345.98                 1.91
2.001 - 2.250                       80                 4,638,585.98                 2.47
2.251 - 2.500                      176                14,978,933.52                 7.98
2.501 - 2.750                      134                 5,348,706.23                 2.85
2.751 - 3.000                      253                16,688,512.32                 8.89
3.001 - 3.250                      230                10,101,893.76                 5.38
3.251 - 3.500                      113                 5,697,403.39                 3.04
3.501 - 3.750                      373                17,808,367.15                 9.49
3.751 - 4.000                       96                 4,590,278.79                 2.45
4.001 - 4.250                      513                26,379,797.11                14.06
4.251 - 4.500                      111                 5,008,471.71                 2.67
4.501 - 4.750                      389                19,639,730.76                10.47
4.751 - 5.000                       77                 4,071,477.78                 2.17
5.001 - 5.250                       59                 2,923,897.40                 1.56
5.251 - 5.500                       10                   434,096.79                 0.23
5.501 - 5.750                        7                   380,470.86                 0.20
5.751 - 6.000                        3                   124,940.92                 0.07
6.001 - 6.250                        1                    24,644.87                 0.01
6.501 - 6.750                        1                    60,385.54                 0.03
7.751 - 8.000                        1                    22,322.04                 0.01
---------------------------------------------------------------------------------------------
TOTAL:                           3,654               187,620,427.58               100.00
---------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                           GROUP I COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                                  STATES - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
                               MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
AR                                  1                    16,739.55                  0.01
AZ                                 89                 4,062,862.61                  1.88
CA                              2,964               163,622,323.03                 75.57
CO                                140                 5,240,157.48                  2.42
CT                                 20                   718,274.29                  0.33
DC                                  2                    55,172.45                  0.03
DE                                  4                    89,735.00                  0.04
FL                                 95                 2,534,298.03                  1.17
GA                                 42                 1,733,379.94                  0.80
IA                                  3                    89,483.45                  0.04
ID                                 29                   739,226.39                  0.34
IL                                 83                 3,078,252.04                  1.42
IN                                  3                   161,285.03                  0.07
KS                                  3                   142,982.03                  0.07
MA                                133                 5,211,678.43                  2.41
MD                                 48                 1,837,247.95                  0.85
ME                                  2                    69,104.51                  0.03
MI                                 15                   420,010.88                  0.19
MO                                  2                    72,803.10                  0.03
MS                                  1                    24,300.00                  0.01
MT                                 11                   392,043.41                  0.18
NC                                 24                   832,858.57                  0.38
NE                                  2                    36,875.77                  0.02
NH                                  9                   171,158.12                  0.08
NJ                                 26                 1,244,106.67                  0.57
NM                                 15                   382,813.54                  0.18
NV                                 60                 2,437,937.18                  1.13
NY                                 79                 4,068,116.82                  1.88
OK                                  1                    34,097.57                  0.02
OR                                111                 4,136,870.20                  1.91
PA                                 24                   751,515.66                  0.35
RI                                  8                   279,547.99                  0.13
SC                                 14                   475,763.00                  0.22
SD                                  2                    83,183.48                  0.04
TN                                  1                    10,000.00                  0.00
UT                                 64                 2,569,960.93                  1.19
VA                                 48                 2,143,391.35                  0.99
WA                                172                 6,456,580.21                  2.98
WI                                  3                    61,601.60                  0.03
WV                                  1                    30,856.10                  0.01
---------------------------------------------------------------------------------------------
TOTAL:                          4,354               216,518,594.36                100.00
---------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                           GROUP I COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                               OCCUPANCY TYPE - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
                               MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
Primary                          4,354               216,518,594.36               100.00
---------------------------------------------------------------------------------------------
TOTAL:                           4,354               216,518,594.36               100.00
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                DOCUMENTATION - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
                               MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
No Income Verification           2,629               134,838,674.93                62.28
Full                             1,564                72,931,275.80                33.68
No Ratio                           159                 8,536,787.40                 3.94
No Income/No Asset                   2                   211,856.23                 0.10
---------------------------------------------------------------------------------------------
TOTAL:                           4,354               216,518,594.36               100.00
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                LOAN PURPOSE - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
                               MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
Cash Out Refinance               3,100               167,829,354.36                77.51
Purchase                         1,168                45,229,659.57                20.89
Rate/Term Refinance                 86                 3,459,580.43                 1.60
---------------------------------------------------------------------------------------------
TOTAL:                           4,354               216,518,594.36               100.00
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                              PROPERTY TYPE - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
                               MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
Single Family                    3,122               156,494,753.23                72.28
PUD                                611                32,485,758.74                15.00
Condo                              421                17,363,313.49                 8.02
Duplex                             124                 6,246,985.47                 2.89
3 Family                            47                 2,419,813.92                 1.12
4 Family                            29                 1,507,969.51                 0.70
---------------------------------------------------------------------------------------------
TOTAL:                           4,354               216,518,594.36               100.00
---------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                           GROUP I COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                                CREDIT SCORES - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(%)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
(lesser than) 550                    4                   150,964.48                  0.07
551 - 600                            4                    61,762.25                  0.03
601 - 650                          670                31,827,305.22                 14.70
651 - 700                        1,801                90,442,176.56                 41.77
701 - 750                        1,259                64,375,280.14                 29.73
751 - 800                          591                28,490,952.65                 13.16
801 - 850                           25                 1,170,153.06                  0.54
---------------------------------------------------------------------------------------------
TOTAL:                           4,354               216,518,594.36                100.00
---------------------------------------------------------------------------------------------

Loans with FICO scores below 400 were eliminated from the average.


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Initial Group II NONCONFORMING HELOC / CLOSED END
                      FRMS Are listed below as of 8/31/00

TOTAL NUMBER OF LOANS                               925

TOTAL OUTSTANDING LOAN BALANCE           $60,967,481.73

HELOC % / CLOSED END %                  85.58% / 14.42%

BALLOON % - CLOSED END                           50.97%

AVERAGE DRAWN AMOUNT - HELOC                    $66,895       $0 to $600,000

AVERAGE CREDIT LIMIT - HELOC                   $110,847   $4,100 to $600,000

WA CREDIT UTILIZATION RATIO - HELOC              67.56%        0% to 100.00%

CURRENT OVERALL WA COUPON                        9.883%    5.875% to 15.750%

FULLY INDEXED OVERALL WA COUPON                 12.036%    9.500% to 15.750%

WA COUPON - CLOSED END                          11.971%

WA MARGIN                                        2.964%     0.000% to 6.250%

LIFE CAP - HELOC                                18.000%

WA MONTHS TO NEXT RATE ADJUSTMENT                     2

WA LOAN AGE (MONTHS)                                  2              0 to 18

WA REMAINING TERM (MONTHS)                          190           162 to 300

WA CLTV                                          74.39%     5.84% to 100.00%

WA FICO                                             701           593 to 811

WA JUNIOR MORTGAGE RATIO                         34.13%      5.86% to 97.21%

LIEN POSITION (FIRST/SECOND)             2.52% / 97.48%

PROPERTY TYPE

       SINGLE FAMILY                             71.51%
       PUD                                       14.63%
       CONDO                                      5.91%
       DUPLEX                                     2.37%
       3 FAMILY                                   2.58%
       4 FAMILY                                   3.00%

OCCUPANCY STATUS

       PRIMARY                                   72.50%
       INVESTMENT                                23.60%
       SECOND HOME                                3.90%


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                           GROUP II COLLATERAL SUMMARY

Collateral statistics for the Initial Group II NONCONFORMING HELOC / CLOSED END
                                FRMS (Continued)

LOAN DOCUMENTATION

       NO INCOME VERIFICATION                                         68.19%
       FULL                                                           28.10%
       NO RATIO                                                        3.70%
       NO INCOME/NO ASSET                                              0.00%
LOAN PURPOSE

       CASH OUT REFINANCE                                             89.36%
       PURCHASE                                                        8.95%
       RATE/TERM REFINANCE                                             1.69%
GEOGRAPHIC DISTRIBUTION

other states account individually for less than             CA        82.18%
5% of pool balance


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          GROUP II COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                                PRODUCT - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
                               MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
HELOC                            780                52,177,879.16                  85.58
Closed End                       145                 8,789,602.57                  14.42
---------------------------------------------------------------------------------------------
TOTAL:                           925                60,967,481.73                  00.00
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                     OUTSTANDING PRINCIPAL BALANCES - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
($)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
0.00                                78                            0                 0.00
0.01 - 2,500.00                     63                    40,910.59                 0.07
2,500.01 - 5,000.00                 12                    47,167.54                 0.08
5,000.01 - 7,500.00                 20                   122,117.26                 0.20
7,500.01 - 10,000.00                54                   520,356.60                 0.85
10,000.01 - 15,000.00               62                   768,891.81                 1.26
15,000.01 - 20,000.00               70                 1,246,743.02                 2.04
20,000.01 - 30,000.00              123                 3,108,348.48                 5.10
30,000.01 - 40,000.00               92                 3,265,643.12                 5.36
40,000.01 - 50,000.00               75                 3,498,348.63                 5.74
50,000.01 - 60,000.00               34                 1,883,099.98                 3.09
60,000.01 - 70,000.00               19                 1,240,741.45                 2.04
70,000.01 - 80,000.00               23                 1,744,542.29                 2.86
80,000.01 - 90,000.00               13                 1,117,625.83                 1.83
90,000.01 - 100,000.00              33                 3,218,503.16                 5.28
100,000.01 - 150,000.00             46                 6,052,350.95                 9.93
150,000.01 - 200,000.00             27                 4,694,054.73                 7.70
200,000.01 - 250,000.00             13                 2,840,171.10                 4.66
250,000.01 - 300,000.00             23                 6,580,867.76                10.79
300,000.01 - 350,000.00              9                 2,995,661.19                 4.91
350,000.01 - 400,000.00             15                 5,772,000.75                 9.47
400,000.01 - 450,000.00              6                 2,580,780.22                 4.23
450,000.01 - 500,000.00             12                 5,928,555.27                 9.72
500,000.01 - 550,000.00              1                   505,000.00                 0.83
550,000.01 - 600,000.00              2                 1,195,000.00                 1.96
-----------------------------------------------------------------------------------------
TOTAL:                             925                60,967,481.73               100.00
-----------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          GROUP II COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                           CURRENT LOAN RATES - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(%)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
5.501 - 6.000                      256                23,389,918.73                38.36
8.001 - 8.500                        1                    50,297.19                 0.08
9.001 - 9.500                       88                 2,943,901.30                 4.83
9.501 - 10.000                      54                 2,999,420.56                 4.92
10.001 - 10.500                     37                 1,684,078.54                 2.76
10.501 - 11.000                      9                   610,231.74                 1.00
11.001 - 11.500                     31                 2,669,608.71                 4.38
11.501 - 12.000                     43                 3,406,398.57                 5.59
12.001 - 12.500                     47                 4,936,470.94                 8.10
12.501 - 13.000                     52                 3,915,213.55                 6.42
13.001 - 13.500                    114                 4,333,694.66                 7.11
13.501 - 14.000                    102                 5,448,167.32                 8.94
14.001 - 14.500                     51                 1,846,009.91                 3.03
14.501 - 15.000                     29                 1,864,165.84                 3.06
15.001 - 15.500                      9                   731,934.45                 1.20
15.501 - 16.000                      2                   137,969.72                 0.23
---------------------------------------------------------------------------------------------
TOTAL:                             925                60,967,481.73               100.00
---------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          GROUP II COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                               ORIGINAL TERMS - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(MONTHS)                       MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
180                                803                55,060,325.78                90.31
300                                122                 5,907,155.95                 9.69
---------------------------------------------------------------------------------------------
TOTAL:                             925                60,967,481.73               100.00
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                   MONTHS REMAINING TO SCHEDULED MATURITY - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(MONTHS)                       MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
157 - 168                            2                    80,902.12                 0.13
169 - 180                          801                54,979,423.66                90.18
289 - 300                          122                 5,907,155.95                 9.69
---------------------------------------------------------------------------------------------
TOTAL:                             925                60,967,481.73               100.00
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                LOAN AGE - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(MONTHS)                       MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
0                                  328                23,357,307.84                38.31
1 - 12                             595                37,529,271.77                61.56
13 - 24                              2                    80,902.12                 0.13
---------------------------------------------------------------------------------------------
TOTAL:                             925                60,967,481.73               100.00
---------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          GROUP II COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                      COMBINED LOAN-TO-VALUE RATIO - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(%)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
5.01 - 10.00                         3                    47,378.85                 0.08
10.01 - 15.00                        1                    22,487.83                 0.04
15.01 - 20.00                        1                   120,000.00                 0.20
20.01 - 25.00                        2                   628,860.97                 1.03
25.01 - 30.00                        3                    21,342.54                 0.04
30.01 - 35.00                       10                   726,597.26                 1.19
35.01 - 40.00                       12                   526,032.27                 0.86
40.01 - 45.00                        8                   954,351.92                 1.57
45.01 - 50.00                       12                 1,080,576.97                 1.77
50.01 - 55.00                       25                 2,942,313.89                 4.83
55.01 - 60.00                       32                 3,180,965.79                 5.22
60.01 - 65.00                       49                 4,945,029.59                 8.11
65.01 - 70.00                       70                 6,120,515.96                10.04
70.01 - 75.00                       71                 6,006,083.68                 9.85
75.01 - 80.00                      203                13,534,923.66                22.20
80.01 - 85.00                       44                 2,829,416.56                 4.64
85.01 - 90.00                      276                11,384,466.26                18.67
90.01 - 95.00                       83                 4,903,173.76                 8.04
95.01 - 100.00                      20                   992,963.97                 1.63
---------------------------------------------------------------------------------------------
TOTAL:                             925                60,967,481.73               100.00
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                LIEN POSITION - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
                               MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
1st Lien                            23                 1,535,496.22                 2.52
2nd Lien                           902                59,431,985.51                97.48
---------------------------------------------------------------------------------------------
TOTAL:                             925                60,967,481.73               100.00
---------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          GROUP II COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                            JUNIOR MORTGAGE RATIO - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(%)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
5.001 - 10.000                      20                   242,874.54                0.41
10.001 - 15.000                    189                 3,880,873.29                6.53
15.001 - 20.000                    141                 7,246,684.59               12.19
20.001 - 25.000                    101                 5,655,372.01                9.52
25.001 - 30.000                    120                 8,066,036.67               13.57
30.001 - 35.000                     96                 8,603,371.78               14.48
35.001 - 40.000                     83                 6,072,512.32               10.22
40.001 - 45.000                     53                 6,800,924.69               11.44
45.001 - 50.000                     35                 4,355,095.54                7.33
50.001 - 55.000                     23                 3,581,475.86                6.03
55.001 - 60.000                     19                 2,392,864.72                4.03
60.001 - 65.000                      4                   908,469.69                1.53
65.001 - 70.000                      9                   779,772.63                1.31
70.001 - 75.000                      2                   139,105.86                0.23
75.001 - 80.000                      2                   178,819.23                0.30
80.001 - 85.000                      4                   421,318.29                0.71
95.001 - 100.000                     1                   106,413.80                0.18
---------------------------------------------------------------------------------------------
TOTAL:                             902                59,431,985.51              100.00
---------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          GROUP II COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                           CREDIT LIMITS - HELOC MORTGAGE LOANS
---------------------------------------------------------------------------------------------
($)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
0.01 - 10,000.00                    35                   304,958.39                 0.58
10,000.01 - 20,000.00               81                 1,091,881.36                 2.09
20,000.01 - 30,000.00               72                 1,372,422.67                 2.63
30,000.01 - 40,000.00               68                 1,962,056.04                 3.76
40,000.01 - 50,000.00              111                 3,274,314.81                 6.28
50,000.01 - 60,000.00               35                 1,310,964.84                 2.51
60,000.01 - 70,000.00               27                   956,145.74                 1.83
70,000.01 - 80,000.00               29                 1,284,058.08                 2.46
80,000.01 - 90,000.00               24                 1,158,145.21                 2.22
90,000.01 - 100,000.00             109                 4,157,152.73                 7.97
100,000.01 - 150,000.00             44                 2,806,952.19                 5.38
150,000.01 - 200,000.00             19                 1,345,124.44                 2.58
200,000.01 - 250,000.00             10                 1,048,957.75                 2.01
250,000.01 - 300,000.00             39                 6,916,061.40                13.25
300,000.01 - 350,000.00             16                 3,564,121.88                 6.83
350,000.01 - 400,000.00             17                 4,176,568.72                 8.00
400,000.01 - 450,000.00             12                 4,334,919.41                 8.31
450,000.01 - 500,000.00             28                 9,407,073.50                18.03
500,000.01 - 550,000.00              2                   511,000.00                 0.98
550,000.01 - 600,000.00              2                 1,195,000.00                 2.29
---------------------------------------------------------------------------------------------
TOTAL:                             780                52,177,879.16               100.00
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                   CREDIT LIMIT UTILIZATION RATES - HELOC MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(%)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
0.00                               78                         0.00                  0.00
0.01 - 10.00                       84                   178,418.39                  0.34
10.01 - 20.00                      17                   385,714.75                  0.74
20.01 - 30.00                      34                   896,120.05                  1.72
30.01 - 40.00                      26                 1,494,875.70                  2.86
40.01 - 50.00                      32                 1,858,043.04                  3.56
50.01 - 60.00                      33                 2,532,948.97                  4.85
60.01 - 70.00                      29                 1,786,006.38                  3.42
70.01 - 80.00                      42                 4,847,534.19                  9.29
80.01 - 90.00                      34                 2,719,369.33                  5.21
90.01 - 100.00                    371                35,478,848.36                 68.00
---------------------------------------------------------------------------------------------
TOTAL:                            780                52,177,879.16                100.00
---------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          GROUP II COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                             MARGINS - HELOC MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(%)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
0.000                              144                 4,416,122.80                 8.46
0.001 - 0.250                       11                   438,495.77                 0.84
0.251 - 0.500                       53                 2,786,304.99                 5.34
0.501 - 0.750                       11                   727,829.36                 1.39
0.751 - 1.000                       34                 1,200,477.56                 2.30
1.001 - 1.250                        2                    15,073.75                 0.03
1.251 - 1.500                        8                   505,005.55                 0.97
1.501 - 1.750                       12                   297,480.82                 0.57
1.751 - 2.000                       14                 1,099,178.01                 2.11
2.001 - 2.250                       17                 1,030,314.33                 1.97
2.251 - 2.500                       45                 3,801,724.87                 7.29
2.501 - 2.750                       15                 1,034,827.86                 1.98
2.751 - 3.000                       54                 9,526,815.38                18.26
3.001 - 3.250                       25                 1,094,524.49                 2.10
3.251 - 3.500                       32                 5,797,969.18                11.11
3.501 - 3.750                      106                 3,797,709.27                 7.28
3.751 - 4.000                       21                 2,173,266.32                 4.17
4.001 - 4.250                       74                 4,939,237.82                 9.47
4.251 - 4.500                       19                 1,149,608.88                 2.20
4.501 - 4.750                       40                 2,872,320.62                 5.50
4.751 - 5.000                       12                   721,988.17                 1.38
5.001 - 5.250                       15                 1,142,644.23                 2.19
5.251 - 5.500                        3                   415,692.03                 0.80
5.501 - 5.750                        9                   609,551.86                 1.17
5.751 - 6.000                        2                   445,745.52                 0.85
6.001 - 6.250                        2                   137,969.72                 0.26
---------------------------------------------------------------------------------------------
TOTAL:                             780                52,177,879.16               100.00
---------------------------------------------------------------------------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          GROUP II COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                                STATES - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
                               MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
AZ                                 29                   886,221.94                  1.45
CA                                637                50,100,944.62                 82.18
CO                                 27                 1,186,920.55                  1.95
CT                                  4                   319,469.11                  0.52
DC                                  3                    89,513.47                  0.15
FL                                 16                   405,750.06                  0.67
GA                                  8                   624,691.25                  1.02
ID                                  4                   133,992.07                  0.22
IL                                 22                   633,679.04                  1.04
IN                                  1                    31,900.00                  0.05
MA                                 24                 1,111,912.59                  1.82
MD                                 10                   711,312.08                  1.17
ME                                  2                    20,691.31                  0.03
MI                                  5                   184,673.05                  0.30
MN                                  1                    71,500.00                  0.12
MT                                  3                    72,365.00                  0.12
NC                                  6                    81,042.50                  0.13
NH                                  1                    26,090.25                  0.04
NJ                                  1                    19,500.00                  0.03
NM                                  6                   254,696.38                  0.42
NV                                 10                   209,342.30                  0.34
NY                                 10                   393,122.43                  0.64
OK                                  1                    46,914.03                  0.08
OR                                 19                   575,627.56                  0.94
PA                                  4                    59,716.23                  0.10
RI                                  5                    78,005.18                  0.13
SC                                  1                     6,242.78                  0.01
UT                                 14                   414,081.85                  0.68
VA                                  9                   356,649.74                  0.58
WA                                 42                 1,860,914.36                  3.05
---------------------------------------------------------------------------------------------
TOTAL:                            925                60,967,481.73                100.00
---------------------------------------------------------------------------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          GROUP II COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                              PROPERTY TYPE - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
                               MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
Single Family                     645                43,598,635.65                 71.51
PUD                                99                 8,920,312.85                 14.63
Condo                              61                 3,603,369.18                  5.91
4 Family                           33                 1,829,362.24                  3.00
3 Family                           34                 1,572,795.08                  2.58
Duplex                             53                 1,443,006.73                  2.37
---------------------------------------------------------------------------------------------
TOTAL:                            925                60,967,481.73                100.00
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                              OCCUPANCY TYPE - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
                               MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
Primary Home                      500                44,200,419.77                 72.50
Investment                        381                14,386,399.55                 23.60
Second Home                        44                 2,380,662.41                  3.90
---------------------------------------------------------------------------------------------
TOTAL:                            925                60,967,481.73                100.00
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                             DOCUMENTATION - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
                               MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
No Income Verification            537                41,576,166.08                 68.19
Full                              368                17,132,576.86                 28.10
No Ratio                           19                 2,258,738.79                  3.70
No Income/No Asset                  1                            0                  0.00
---------------------------------------------------------------------------------------------
TOTAL:                            925                60,967,481.73                100.00
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                              LOAN PURPOSE - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
                               MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
Cash Out Refinance                708                54,479,627.35                 89.36
Purchase                          197                 5,457,274.10                  8.95
Rate/Term Refinance                20                 1,030,580.28                  1.69
---------------------------------------------------------------------------------------------
TOTAL:                            925                60,967,481.73                100.00
---------------------------------------------------------------------------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                          GROUP II COLLATERAL SUMMARY

---------------------------------------------------------------------------------------------
                                           CREDIT SCORES - MORTGAGE LOANS
---------------------------------------------------------------------------------------------
(%)                            MORTGAGE                                         % OF POOL
                                 LOANS            PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------
551 - 600                           2                   336,083.19                  0.55
601 - 650                          86                 7,136,859.35                 11.71
651 - 700                         319                24,428,216.19                 40.07
701 - 750                         304                19,301,242.04                 31.66
751 - 800                         200                 9,397,474.40                 15.41
801 - 850                          14                   367,606.56                  0.60
---------------------------------------------------------------------------------------------
TOTAL:                            925                60,967,481.73                100.00
---------------------------------------------------------------------------------------------

Loans with FICO scores below 400 were eliminated from the average.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).